UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2008 (May 21, 2008)

Hughes Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33040	13-3871202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11717 Exploration Lane Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 428-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

On May 21, 2008, Hughes Communications, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several selling stockholders named therein (the “Selling Stockholders”), and Goldman, Sachs & Co. and Lehman Brothers Inc. acting as the representatives on behalf the several underwriters named therein (collectively, the “Underwriters”), relating to the sale of (i) an aggregate 2,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by the Company and (ii) an aggregate 239,600 shares of Common Stock by the Selling Stockholders, for a purchase price of $47.25 per share (the “Purchase Price”), which reflects a price to the public of $50.00 less underwriting discounts and commissions of $2.75 per share. For purpose of covering over-allotments, the Company has granted the Underwriters an option to purchase up to an additional 335,940 shares of Common Stock at a price per share equal to the Purchase Price. The Selling Stockholders include certain members of the Company’s senior management and a member of its board of directors. The Company will not receive any proceeds from sales by the Selling Stockholders.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-145251), as supplemented by the prospectus supplement dated May 21, 2008 (the “Prospectus Supplement”). The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholders, and customary condition to closing, indemnification rights, obligations of the parties and termination provisions. The Company, its directors and officers, certain principal stockholders and the Selling Stockholders have agreed with the Underwriters not to dispose of or hedge any of their Common Stock or securities convertible into the exchangeable for shares of Common Stock, subject to specified exceptions, for 90 days after the date of the Prospectus Supplement.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by herein reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Communications, Inc.

Date: May 27, 2008	By:	/s/ Dean A. Manson
	Name:	Dean A. Manson
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Underwriting Agreement, dated May 21, 2008, by and among Hughes Communications, Inc., the selling stockholders named on Schedule II therein and Goldman, Sachs & Co. and Lehman Brothers Inc. acting as the representatives on behalf the several underwriters named on Schedule I therein.

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